INVESCO BLDRS INDEX FUNDS TRUST
SUPPLEMENT DATED MARCH 29, 2022 TO THE PROSPECTUS
DATED JANUARY 31, 2022 OF:
Invesco BLDRS Emerging Markets 50 ADR Index Fund
(the “Fund”)
Effective April 1, 2022, S&P Opco, LLC is changing the name of the S&P/BNY Mellon Emerging 50 ADR Index (USD) (the “Index”), which is s sub-index of the S&P/BNY Mellon ADR Index, as set forth in the table below:
Current Index Name	New Index Name
S&P/BNY Mellon Emerging 50 ADR Index (USD)	S&P Emerging 50 ADR Index (USD)
At that time, all references in the Prospectus to the Current Index Name will be replaced with the New Index Name, and all references to the S&P/BNY Mellon ADR Index will be replaced with references to the S&P ADR Composite Index (USD). The name change does not impact the Index methodology.
Please Retain This Supplement For Future Reference.
P-BLDRS-PRO-SUP-1 032922